FINANCIAL INCOME, NET	12 Months Ended
Dec. 31, 2016
Interest Income (Expense), Net [Abstract]
Interest Income and Interest Expense Disclosure [Text Block]
NOTE 12:-	FINANCIAL INCOME, NET

	Year ended
	December 31,
	2016	2015	2014
Financial expenses:
Amortization of premium on marketable securities	$123	$-	$-
Exchange rate	19	31	2
Bank fees	19	7	10

	161	38	12
Financial income:
Exchange rate	-	-	2
Interest income	798	338	237

	798	338	239

Financial income, net	$(637)	$(300)	$(227)